UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 27, 2007
                                                      --------------------------

                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

          Bermuda                     001-33374                      n/a
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(State or other jurisdiction    Commission File Number:          (IRS Employer
       of incorporation)                                     Identification No.)

  Victoria Hall, 11 Victoria Street, Hamilton, Bermuda              HM 11
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      (441) 294-6409
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth below under Item 203 is hereby incorporated by reference to this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF- BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 27, 2007, CastlePoint Bermuda Holdings, Ltd., (the "Company") a wholly owned subsidiary of CatlePoint Holdings, Ltd., completed a trust preferred securities transaction. In connection with the transaction, the Company established CastlePoint Bermuda Holdings Statutory Trust I, a Delaware statutory trust, on September 20, 2007 (the "Trust"). The Trust issued and sold $30.0 million aggregate principal amount of capital securities (the "Trust Preferred Securities") in a private placement and issued $0.9 million in common securities (the "Common Securities") to the Company. The Trust used the proceeds of these issuances to purchase $30.9 million of the Company's Fixed/Floating Rate Junior Subordinated Interest Debentures due September 27, 2007 (the "Debentures"). The Company paid compensation to the Placement Agents in the amount of $600,000 in connection with the transaction.

The terms for the Trust Preferred Securities and the Debentures are essentially identical. Interest on the Debentures and distributions on the Trust Preferred Securities are payable quarterly in arrears on March 15, June 15, September 15, and December 15, commencing on December 15, 2007, at an annual rate equal to 8.39% beginning on the date of original issuance and ending on (but excluding) December 15, 2012, and thereafter at an annual rate equal to LIBOR (as defined in the Indenture, dated as of September 27, 2007 ("Indenture"), between the Company and Wilmington Trust Company as debenture trustee) plus 3.50%, reset quarterly, and upon terms more fully set forth in the Indenture. The Debentures are the sole assets of the Trust and are subordinate to the Company's senior obligations.

The Debentures mature on December 15, 2037, and are redeemable at the company's option on any March 15, June 15, September 15, or December 15, commencing in December 2012. If the Company redeems any amount of the Debentures, the Trust must redeem a like amount of the Trust Preferred Securities. Interest on the Debentures may be deferred at any time or from time-to-time for a period not exceeding 20 consecutive quarterly payments, provided there is no event of default and the deferral does not extend beyond maturity. If the Company elects to defer interest on the Debentures, or if an event of default occurs, the Company will generally not be able to declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the company's common stock. The entire principal of the Debentures may become due and payable immediately if an event of default occurs.

Concurrently with the issuance of the Debentures and the Trust Preferred Securities, the Company entered into a Guarantee Agreement, dated September 27, 2007, between the Company and Wilmington Trust Company under which the Company guaranteed the payment of various obligations associated with the Trust Preferred Securities. The terms of the Trust Preferred Securities are governed by an Amended and Restated Declaration of Trust, dated September 27, 2007 (the "Declaration"), among the Company, as sponsor, and Wilmington Trust Company, as Institutional Trustee, and Wilmington Trust Company, as Delaware Trustee.

The Company intends to use the net proceeds from the sale of the Debentures to the Trust for general corporate purposes, including acquisitions.

On September 28, 2007, the Company issued a press release regarding the foregoing transaction. A copy of that press release is attached hereto as
Exhibit 99.1.

The Trust Preferred Securities were issued in a transaction exempt from registration requirements under the Securities Act of 1933, as amended, pursuant to section 4(2) and applicable state securities laws, and unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

The preceding descriptions of the Indenture, Declaration, Debentures and Guarantee Agreement contained herein are qualified in their entirety by reference to the Indenture, Declaration, Debentures and Guarantee Agreement attached hereto as Exhibits and incorporated herein by this reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosures regarding the sale of Trust Preferred Securities and Common Securities reported in Item 2.03 of this report are incorporated by reference into this Item 3.02.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this report.

         Number                         Description
         ------                         -----------

           4.1 Indenture between CastlePoint Bermuda Holdings, Ltd. and Wilmington Trust Company, as Trustee, dated September 27, 2007

           4.2 Guarantee Agreement dated September 27, 2007, by and between CastlePoint Bermuda Holdings, Ltd., Inc. and Wilmington Trust Company

           4.3 Amended and Restated Declaration of Trust, dated September 27, 2007, by Wilmington Trust, as Institutional Trustee and as Delaware Trustee; CastlePoint Bermuda Holdings, Ltd as Sponsor, and the Trust Administrators Roger A Brown, Joel S. Weiner and James Dulligan.

           4.4 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture, dated September 27, 2007 by CastlePoint Bermuda Holdings, Ltd. In favor of Wilmington Trust Company as institutional trustee.

          99.1      Press Release dated September 28, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CastlePoint Holdings, Ltd.
                                  (Registrant)

     Date      September 28, 2007                       /s/ Roger A. Brown
                                                        ------------------------
                                                        (Signature)
                                                        Roger A. Brown
                                                        Secretary

                                INDEX TO EXHIBITS

         Number                         Description
         -------                        -----------

           4.1 Indenture between CastlePoint Bermuda Holdings, Ltd. And Wilmington Trust Company , as Trustee, dated September 27, 2007

           4.2 Guarantee Agreement dated September 27, 2007, by and between CastlePoint Bermuda Holdings, Ltd., Inc. and Wilmington Trust Company

           4.3 Amended and Restated Declaration of Trust, dated September 27, 2007, by Wilmington Trust, as Institutional Trustee and as Delaware Trustee; CastlePoint Bermuda Holdings, Ltd as Sponsor, and the Trust Administrators Roger A Brown, Joel S. Weiner and James Dulligan.

           4.4 Fixed/Floating Rate Junior Subordinated Deferrable Interest Debenture, dated September 27, 2007 by CastlePoint Bermuda Holdings, Ltd. In favor of Wilmington Trust Company as institutional trustee.

          99.1      Press Release dated September 28, 2007